To : Board of Directors
Yinfu Gold Corp

From : Charles Lam

Date : 26 August, 2011

Re : Resignation from the position of Acting Chief Financial Officer

Dear Sirs,

I hereby submit my resignation from the position of Acting CFO with immediate effect.

Your kind attention is very much appreciated.

Sincerely,

Charles Ying Wai LAM

This is the exhibit marked 3 referred to in the Declaration of Lam Ying Wai declared before me on 14 JUN 2012

TSE Yin-wah, Linda
Commissioner for Oaths
Tai Po District Office

Postscript: The attached subsequently prepared chronological events schedule should be read in conjunction with copy of this resignation letter.

7/6/2012

Yinfu Gold Corp (ELRE)
Chronological events of the Appointment of Charles Lam as Acting CFO of the company

Date	Event	Remarks
17/02/2011	Form 10-Q for period ended 31/12/2010 filed	Signed singly by Wilson Huang as Acting CEO & CFO
24/02/2011	Charles Lam appointed Acting CFO (For a service term of 6 months)	Form 8-K filed
01/06/2011	Davy resigned as Company Secretary	No Form 8-K ever filed.
17/06/2011	Anthony Ho stepped in and appointed as Corporate Secretary. Mr. Ho took over ALL the duties and job functions of CFO from Charles Lam, who then became a figurehead Acting CFO.	1. Mr. Ho's appointment was never announced with Form 8-K. 2. From this point onwards, Charles Lam has no involvement whatsoever in the preparation of the Forms 10-K, 10-Qs and the reply to SEC's comment letter.
19/08/2011	Form 10-K for year ended 31/03/2011 filed	Signed by Wilson Huang as Acting CEO & Charles Lam as Acting CFO. As noted above, Charles Lam has no knowledge whatsoever of the content of the Form but was just instructed to sign because he is still holding the position.
22/08/2011	Form 10-Q for period ended 30/06/2011 filed	Same as above
23/08/2011	Service term of Acting CFO expired today This is the exhibit marked 4 referred to in the Declaration of Lam Ying Wah declared before me on 14 JUN 2012 TSE Yim-wah, Linda Commissioner for Oaths Tai Po District Office	No mutually agreed extention of service term was reached. There is no provision in regard to automatic extention neither. Therefore, Charles Lam was in effect no longer holding the position of Acting CFO as from 24/08/2011. As such, Charles submitted his formal resignation (see attached) on 26/08/2011.
26/08/2011	Charles Lam resigned as Acting CFO of the company.	See above
21/11/2011	Form 10-Q for period ended 30/09/2011 filed	Charles Lam's electronic signature was applied to the Form without any knowledge of him.
22/11/2011	Reply to SEC's 1st Comment Letter	Charles Lam's electronic signature was applied to the reply letter without any knowledge of him.
21/02/2012	Form 10-Q for period ended 31/12/2011 filed	Charles Lam's electronic signature was applied to the Form without any knowledge of him.